Supplement dated April 28, 2020
to the Flexible Premium Variable Annuity
Prospectuses listed below, each dated May 1, 2019
Issued by National Integrity Life Insurance Company
through its Separate Account I

AnnuiChoice® II (includes AnnuiChoice)
Pinnacle (on or before April 30, 1998); Pinnacle III (May 1, 1998 to July 15, 2001; only version sold in Oregon); Pinnacle IV (July 16, 2001 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)

Pinnacle V (post 1-1-12)

This supplement to the prospectuses identified above (the “Prospectuses”) describes a new Portfolio as well as a change to an existing Portfolio available through the Variable Account Options of the variable annuity contracts issued by National Integrity Life Insurance Company. Please retain this supplement for future reference.

I.     Addition of New Portfolio

Effective April 29, 2020, you may invest your contributions in the Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (the “Fund” or the “New Portfolio”), which will be available through your contract as an additional Variable Account Option (unless you elect certain Riders).

As a result of the foregoing, effective April 29, 2020, the following changes have been made to the Prospectuses:

•	The information in Appendix F is updated to include the following expense information for the New Portfolio:

Total Annual Portfolio Operating Expense Table

Portfolio	Manage- ment Fees	12b-1 Fee	Other Expenses	Acquired Funds Fees and Expenses	Total Annual Expenses	Contractual Fee Waivers/ Reimbursements	Total Annual Expenses after Fee Waivers/ Reimbursements
Invesco Oppenheimer V.I. Discovery Mid Cap Growth, Series II *	0.70%	0.25%	0.17%	N/A	1.12%	0.07%	1.05%

*
The Fund’s adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding AFFE and certain items discussed below) to 1.05% of the Fund’s average daily net assets (the “expense limit”). In determining the adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Fund’s adviser continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limit or reduce the advisory fee waiver without approval of the Fund's board of trustees.

•
The information in Part 3 – Your Investments Options, in the section titled “The Variable Account Options,” is updated to include the following description for the New Portfolio under the sub-section titled “Invesco (AIM) Variable Insurance Funds”:

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund
The fund seeks capital appreciation. The fund seeks to invest in newer companies or in more established companies that are in the early growth phase of their business cycle, which is typically marked by above-average growth rates. Under normal circumstances, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of “mid-cap” issuers, and in derivatives and other instruments that have economic characteristics similar to such securities.

•
The information in Part 6 – Optional Benefits, in the sections titled “Guaranteed Lifetime Income Advantage Rider (GLIA)” and “Guaranteed Lifetime Income Advantage Plus (GLIA Plus) Rider” are updated to add the New Portfolio as an Investment Option available under your contract if you elect to purchase the GLIA Rider or GLIA Plus Rider, respectively, and allocate 100% of your Account Value to “Investment Strategy 3 (Self Style)”. The minimum and maximum allocation tables set forth under each rider’s Investment Strategy 3 (Self Style) sub-section are updated to include the New Portfolio as a “Non Core Equity” Investment Option.

II.	Reorganization and Removal of Invesco V.I. Mid Cap Growth Fund

Invesco (AIM) Variable Insurance Funds has announced that, effective April 30, 2020, the Invesco V.I. Mid Cap Growth Fund will be reorganized into the New Portfolio. Effective upon the consummation of the reorganization, the Existing Variable Account Option of Invesco V.I. Mid Cap Growth Fund (the “Acquired Portfolio”) will be replaced with the New Portfolio.

As a result of the foregoing, effective May 1, 2020, the Acquired Portfolio will no longer be available for purchase through your contract as a Variable Account Option.

Any Account Value you have in the Existing Variable Account Option at the end of the Business Day on April 30, 2020 will be automatically transferred to the New Portfolio. You will not incur a transfer charge and the transfer will not count toward the 12 free transfers allowed each Contract Year. Any future contributions and purchases made through an automated program (such as asset rebalancing, systematic contribution, systematic transfer or dollar cost averaging) that are currently directed to the Acquired Portfolio will be redirected to the New Portfolio. You can provide different directions for your future contributions or automated program allocations by contacting us or your financial representative.

*    *    *

For more information about the New Portfolio, including the risks of investing, refer to the New Portfolio’s prospectus. For a prospectus, contact our offices in writing at National Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-443-1778.

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